                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      Date of Report:  September 7, 2001


                             REDBACK NETWORKS INC.
        --------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


         Delaware                      000-25853               77-0438443
----------------------------    ------------------------     ----------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                     Identification Number)


                                250 Holger Way
                              San Jose, CA  95134
                                 (408) 571-5000
 ------------------------------------------------------------------------------
 (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

ITEM 5. OTHER EVENTS.

   A copy of a portion of the Registrant's press release dated September 7, 2001, relating to Redback's announcement that it had completed its acquisition of Merlin Systems, Inc.

   The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to Redback's business are set forth in the documents filed by Redback with the Securities and Exchange Commission, specifically the most recent report on Form 10-Q, and the other reports filed from time to time with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  EXHIBITS.

        99.1  Press Release dated September 7, 2001

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      REDBACK NETWORKS INC.


DATE:  September 12, 2001             By: /s/ Dennis P. Wolf
                                         --------------------------
                                         Dennis P. Wolf
                                         Senior Vice President of Finance and
                                         Administration, Chief Financial Officer
                                         and Corporate Secretary